Exhibit 10.9

ZAZA ENERGY CORPORATION

REIMBURSEMENT AGREEMENT

THIS REIMBURSEMENT AGREEMENT (this “Agreement”) is made and entered into as of September 11, 2012, by BLACKSTONE OIL & GAS, LLC (“Blackstone”) and ZaZa Energy Corporation, a Delaware corporation (the “Company”), in consideration for Blackstone’s aggregate grant (“Grant”) of 1,727,083 shares of restricted Common Stock, par value $0.01 per share, of the Company (“Restricted Stock”), which Grant consisted of the following individual grants of Restricted Stock to the recipients and in the amounts set forth on Exhibit A hereto.

1.                                       The Company agrees to reimburse Blackstone for the value of the tax benefit(s) received by the Company for the Restricted Stock within 30 days of such time(s) when the Company is able to make use of the expense(s) relating thereto to reduce its federal income tax withholding or payments (the “Reimbursement”), provided, however, that if the Company has not yet been able to make use of any or all of such expenses to reduce its federal income tax withholding or payments, at such time as Blackstone, Omega Energy LLC and Lara Energy, Inc. no longer control a majority of the common stock of the Company, then the Company shall pay to Blackstone an amount equal to 35% of the value of any Restricted Stock (determined at the time of vesting) with respect to which the Company had not previously become obligated to pay a Reimbursement pursuant to this Section 1.  For example, if the value of the Restricted Stock at the time of vesting is $10 million, and the Company has $5 million of taxable income at 35% in 2012, $2.5 million of taxable income at 35% in 2013 and $2.5 million of taxable income at 35% in 2014, then the Company would make payments to Blackstone of $1.75 million in 2012, $875,000 in 2013 and $875,000 in 2014.

2.                                       The tax characterization of such Reimbursement and its reporting shall be determined by a third party tax advisor to the Company.  The third party tax advisor shall be reasonably acceptable to Blackstone.

3.                                       Blackstone shall be solely responsible and liable for any tax consequences (including, but not limited to, any interest or penalties) as a result of the Reimbursement hereunder.  The Company (a) makes no commitment or guarantee that any federal, state or local tax treatment will apply or be available to Blackstone with respect to the Reimbursement, and (b) assumes no liability or obligation whatsoever for the tax consequences to Blackstone of the Reimbursement.

4.                                       This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings, whether written or oral, between the parties relating to such Reimbursement.  This Agreement may not be modified or amended, except by a writing signed by Blackstone and the Company.

5.                                       All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date set forth above.

ZaZa Energy Corporation

By:
Name:
Title:
Date:

Blackstone Oil & Gas, LLC

By:
Name: Todd A. Brooks
Title: President

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ZAZA ENERGY CORPORATION

REIMBURSEMENT AGREEMENT

THIS REIMBURSEMENT AGREEMENT (this “Agreement”) is made and entered into as of September 11, 2012, by OMEGA ENERGY, LLC (“Omega”) and ZaZa Energy Corporation, a Delaware corporation (the “Company”), in consideration for Omega’s aggregate grant (“Grant”) of 1,727,084 shares of restricted Common Stock, par value $0.01 per share, of the Company (“Restricted Stock”), which Grant consisted of the following individual grants of Restricted Stock to the recipients and in the amounts set forth on Exhibit A hereto.

1.                                       The Company agrees to reimburse Omega for the value of the tax benefit(s) received by the Company for the Restricted Stock within 30 days of such time(s) when the Company is able to make use of the expense(s) relating thereto to reduce its federal income tax withholding or payments (the “Reimbursement”), provided, however, that if the Company has not yet been able to make use of any or all of such expenses to reduce its federal income tax withholding or payments, at such time as Omega, Blackstone Oil & Gas, LLC and Lara Energy, Inc. no longer control a majority of the common stock of the Company, then the Company shall pay to Omega an amount equal to 35% of the value of any Restricted Stock (determined at the time of vesting) with respect to which the Company had not previously become obligated to pay a Reimbursement pursuant to this Section 1.  For example, if the value of the Restricted Stock at the time of vesting is $10 million, and the Company has $5 million of taxable income at 35% in 2012, $2.5 million of taxable income at 35% in 2013 and $2.5 million of taxable income at 35% in 2014, then the Company would make payments to Omega of $1.75 million in 2012, $875,000 in 2013 and $875,000 in 2014.

2.                                       The tax characterization of such Reimbursement and its reporting shall be determined by a third party tax advisor to the Company.  The third party tax advisor shall be reasonably acceptable to Omega.

3.                                       Omega shall be solely responsible and liable for any tax consequences (including, but not limited to, any interest or penalties) as a result of the Reimbursement hereunder.  The Company (a) makes no commitment or guarantee that any federal, state or local tax treatment will apply or be available to Omega with respect to the Reimbursement, and (b) assumes no liability or obligation whatsoever for the tax consequences to Omega of the Reimbursement.

4.                                       This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings, whether written or oral, between the parties relating to such Reimbursement.  This Agreement may not be modified or amended, except by a writing signed by Omega and the Company.

5.                                       All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date set forth above.

ZaZa Energy Corporation

By:
Name:
Title:
Date:

Omega Energy, LLC

By:
Name: Gaston L. Kearby
Title: President

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ZAZA ENERGY CORPORATION

REIMBURSEMENT AGREEMENT

THIS REIMBURSEMENT AGREEMENT (this “Agreement”) is made and entered into as of September 11, 2012, by LARA ENERGY, INC. (“Lara”) and ZaZa Energy Corporation, a Delaware corporation (the “Company”), in consideration for Lara’s aggregate grant (“Grant”) of 1,727,083 shares of restricted Common Stock, par value $0.01 per share, of the Company (“Restricted Stock”), which Grant consisted of the following individual grants of Restricted Stock to the recipients and in the amounts set forth on Exhibit A hereto.

1.                                       The Company agrees to reimburse Lara for the value of the tax benefit(s) received by the Company for the Restricted Stock within 30 days of such time(s) when the Company is able to make use of the expense(s) relating thereto to reduce its federal income tax withholding or payments (the “Reimbursement”), provided, however, that if the Company has not yet been able to make use of any or all of such expenses to reduce its federal income tax withholding or payments, at such time as Lara, Omega Energy LLC and Blackstone Oil & Gas, LLC no longer control a majority of the common stock of the Company, then the Company shall pay to Lara an amount equal to 35% of the value of any Restricted Stock (determined at the time of vesting) with respect to which the Company had not previously become obligated to pay a Reimbursement pursuant to this Section 1.  For example, if the value of the Restricted Stock at the time of vesting is $10 million, and the Company has $5 million of taxable income at 35% in 2012, $2.5 million of taxable income at 35% in 2013 and $2.5 million of taxable income at 35% in 2014, then the Company would make payments to Lara of $1.75 million in 2012, $875,000 in 2013 and $875,000 in 2014.

2.                                       The tax characterization of such Reimbursement and its reporting shall be determined by a third party tax advisor to the Company.  The third party tax advisor shall be reasonably acceptable to Lara.

3.                                       Lara shall be solely responsible and liable for any tax consequences (including, but not limited to, any interest or penalties) as a result of the Reimbursement hereunder.  The Company (a) makes no commitment or guarantee that any federal, state or local tax treatment will apply or be available to Lara with respect to the Reimbursement, and (b) assumes no liability or obligation whatsoever for the tax consequences to Lara of the Reimbursement.

4.                                       This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings, whether written or oral, between the parties relating to such Reimbursement.  This Agreement may not be modified or amended, except by a writing signed by Lara and the Company.

5.                                       All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date set forth above.

ZaZa Energy Corporation

By:
Name:
Title:
Date:

Lara Energy, Inc.

By:
Name: John E. Hearn, Jr.
Title: President

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